UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 31, 2024

QUAINT OAK BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-52694	35-2293957
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Knowles Avenue, Southampton, Pennsylvania	18966
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(215) 364-4059

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
This Form 8-K/A is being furnished to reflect the gain on sale of Oakmont Capital Holdings, LLC (“OCH”) that has been reclassified from the presentation in prior 2024 periods from continuing operations to discontinued operations for the nine months ended September 30, 2024, included with the Form 8-K furnished by Quaint Oak Bancorp, Inc. (the “Company”) on October 31, 2024.

Item 2.02        Results of Operations and Financial Condition

On October 31, 2024, the Company furnished a Form 8-K that included a press release reporting its financial results for the period ended September 30, 2024 (the “Press Release”). In the Press Release issued October 31, 2024, under the table heading “Consolidated Statements of Income,” the gain on sale of OCH has been reclassified from continuing operations to discontinued operations and Total Non-Interest Income for the nine months ended September 30, 2024 from continuing operations has been reduced to $4.1 million.  There was no impact on net income or earnings per share, basic and diluted, as a result of this reclassification.

Set forth below is the corrected results of operations from continuing operations and discontinued operations in the Consolidated Statements of Income table from the Press Release.

	For the Nine Months Ended
	September 30,
	2024	2023
	(In thousands, except for share data)
Total Non-Interest Income	$4,096	$3,068
Income from continuing operations before income taxes	$1,326	$2,140
Income taxes	516	648
Net income from continuing operations	$810	$1,492
Income (loss) from discontinued operations	$564	$(852)
Income tax (benefit)	$158	$(238)
Net income (loss) from discontinued operations	$406	$(614)

Earnings per share from continuing operations - basic	$0.32	$0.68
Earnings (loss) per share from discontinued operations - basic	$0.15	$(0.28)
Earnings per share from continuing operations - diluted	$0.32	$0.66
Earnings (loss) per share from discontinued operations – diluted	$0.15	$(0.27)

Except as specifically set forth herein, this Form 8-K/A does not amend or update any other information contained in the Company’s Form 8-K furnished October 31, 2024. This Form 8-K/A should be read together with the Company’s Form 8-K furnished October 31, 2024.

Item 9.01        Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

The following exhibit is included with this Report:

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUAINT OAK BANCORP, INC.

Date: November 14, 2024
	By:	/s/ John J. Augustine
John J. Augustine
Executive Vice President and Chief Financial Officer

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